SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2004

TIME AMERICA, INC..

(Exact Name of Registrant as Specified in Charter)

Nevada	33-58694	13-3465289
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

51 West Third Street, Suite 310, Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.                                   Exhibits

(c)          Exhibits

99.1                           Press Release of the Company dated April 29, 2004.

Item 12.                            Results of Operations and Financial Condition.

On April 29, 2004, Time America, Inc. issued a press release relating to its financial results for the quarter ended March 31, 2004.  Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, under Item 12, Results of Operations and Financial Condition of Form 8-K.  As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: May 10, 2004	By	/s/ Craig J. Smith
Craig J. Smith
Chief Financial Officer